Revenue	12 Months Ended
Mar. 31, 2024
Revenue from Contract with Customer [Abstract]
Revenue
4 - Revenue
Disaggregation of Revenue
A summary of the Company’s disaggregated revenue is as follows:

	Fiscal Year Ended March 31,
	External Customers			Related Parties			Total
(in millions)	2024	2023	2022	2024	2023	2022	2024	2023	2022
License and Other Revenue (1)	$1,051	$569	$902	$380	$435	$239	$1,431	$1,004	$1,141
Royalty Revenue	1,458	1,456	1,317	344	219	245	1,802	1,675	1,562
	$2,509	$2,025	$2,219	$724	$654	$484	$3,233	$2,679	$2,703
(1)    Includes over-time revenue of $121 million, $100 million, and $102 million and point-in-time revenue of $1,310 million, $904 million, and $1,039 million for the fiscal years ended March 31, 2024, 2023, and 2022, respectively.
Revenue by geographic region is allocated to individual countries based on the principal headquarters of the customers. The geographical locations are not necessarily indicative of the country in which the customer sells products containing the Company’s technology IP. The following table summarizes information pertaining to revenue from customers based on the principal headquarters address by geographic regions:

	Fiscal Year Ended March 31,
(in millions)	2024	2023	2022
United States	$1,413	$1,088	$1,243
PRC (1)	697	657	476
Taiwan	522	359	431
Republic of Korea	308	241	226
Other countries	293	334	327
Total	$3,233	$2,679	$2,703
(1)    “PRC” means the People’s Republic of China, including the Hong Kong Special Administrative Region and the Macau Special Administrative Region, but excluding Taiwan.
For the fiscal year ended March 31, 2024, the Company had three customers that collectively represented 42% of total revenue, with the single largest customer accounting for 21% of total revenue, the second largest customer accounting for 11% of total revenue and the third largest customer accounting for 10% of total revenue. For the fiscal year ended March 31, 2023, the Company had three customers that collectively represented 44% of total revenue, with the single largest customer accounting for 24% of total revenue, the second largest customer accounting for 11% of total revenue and the third largest customer accounting for 9% of total revenue. For the fiscal year ended March 31, 2022, the Company had three customers that collectively represented 42% of total revenue, with the single largest customer accounting for 18% of total revenue, the second largest customer accounting for 12% of total revenue and the third largest customer accounting for 12% of total revenue. No other customer represented 10% or more of total revenue for the fiscal years ended March 31, 2024, 2023, and 2022.
Receivables
A summary of the components of accounts receivable, net is as follows:

	As of March 31,
(in millions)	2024	2023
Trade receivables	$405	$625
Royalty receivables	379	377
Total gross receivables	784	1,002
Allowance for current expected credit losses	(3)	(3)
Total accounts receivables, net	$781	$999
As of March 31, 2024, the customer with the largest total receivables balance represented 23% of total receivables, the customer with the second largest total receivables balance represented 13% of total receivables, the customer with the third largest total receivables balance represented 11% of total receivables, and the customer with the fourth largest total receivables balance represented 10% of total receivables. As of March 31, 2023, the customer with the largest total receivables balance represented 40% of total receivables. No other customer represented 10% or more of receivables as of March 31, 2024 or March 31, 2023.
A summary of the movement in the allowance for current expected credit losses is as follows:

(in millions)	Total
Balance as of April 1, 2021	$12
Additional provision	28
Balance as of March 31, 2022	$40
Reversal of provision	(34)
Amounts written off during the year as uncollectible	(3)
Balance as of March 31, 2023	$3
Additional provision	—
Balance as of March 31, 2024	$3
Contract Assets
The timing of revenue recognition may differ from the timing of invoicing to customers. Contract assets are created when invoicing occurs subsequent to revenue recognition. Contract assets are transferred to accounts receivable when the right to invoice becomes unconditional. Contract assets increased by $663.9 million and $254.1 million due to the timing of billings to customers, which fell into subsequent periods, as of March 31, 2024 and 2023, respectively, offset by $357.4 million and $250.7 million of contract assets transferred to accounts receivable, as of March 31, 2024 and 2023, respectively. The balance and activity for loss allowances related to contract assets was immaterial for all periods presented.
Contract Liabilities
A reconciliation of the movement in contract liabilities is as follows:

(in millions)	Total
Balance as of March 31, 2022	$1,126
Customer prepayment and billing in advance of performance	209
Revenue recognized in the period that was included in the contract liability balance at the beginning of the period	(128)
Revenue recognized in the period that was included in the contract liability balance during the period	(105)
Effect of disposal (Note 21 - Related Party Transactions)	(2)
Balance as of March 31, 2023	$1,100
Customer prepayment and billing in advance of performance	198
Revenue recognized in the period that was included in the contract liability balance at the beginning of the period	(226)
Revenue recognized in the period that was included in the contract liability balance during the period	(157)
Balance as of March 31, 2024	$915
Satisfied Performance Obligations
For the fiscal years ended March 31, 2024, 2023, and 2022, revenue recognized from previously satisfied performance obligations in prior reporting periods was $1,866.6 million, $1,705.0 million, and $1,562.0 million, respectively. These amounts primarily represent royalties earned during the period.
Remaining Performance Obligations
Remaining performance obligations represent the transaction price allocated to performance obligations that are unsatisfied, or partially unsatisfied, which includes unearned revenue and amounts that will be invoiced and recognized as revenue in future periods.
The Company has elected to exclude potential future royalty receipts from the disclosure of remaining performance obligations. In certain arrangements, the Company’s right to consideration may not correspond directly with the performance of obligations. Revenue recognition occurs upon delivery or beginning of license term, whichever is later. Accordingly, the analysis between time bands below has been estimated, but the final timing may differ from these estimates. In the absence of sufficient information, where the timing of satisfaction of the remaining performance obligations is dependent on a customer’s action, the transaction price allocated to such performance obligation is included in the outer-year time band unless contract or option expiration aligns with an earlier period or category.
As of March 31, 2024, the aggregate transaction price allocated to remaining performance obligations was $2,484.4 million, which includes $0.8 million of non-cancellable and non-refundable committed funds received from certain customers, where the parties are in negotiations regarding the enforceable rights and obligations of the arrangement.
The Company expects to recognize approximately 28% of remaining performance obligations as revenue over the next 12 months, 14% over the subsequent 13-to 24-month period, and the remainder thereafter.